UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2013

General Steel Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33717	41-2079252
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

Level 21, Tower B, Jia Ming Center

No. 27 Dong San Huan North Road

Chaoyang District, Beijing, China 100020

 (Address of principal executive offices)

Registrant’s telephone number, including area code:

+ 86 (10) 57757691

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 26, 2013, General Steel Holdings, Inc. (the “Company”) received a notice (the “NYSE Notice”) from NYSE Regulations, Inc. that it is not in compliance with the continued listing standard set forth in Section 802.01B of the Listed Company Manual (“Section 802.01B”) of the New York Stock Exchange, Inc. (the “NYSE”). Such noncompliance is based on the Company’s average market capitalization and stockholders’ equity for the prior 30 trading-day period both being below the required $50 million. On October 2, 2013, the Company had also issued a press release announcing, among other things, its receipt of the NYSE Notice.

In accordance with NYSE procedures, the Company has 45 days from the date of receipt of the NYSE Notice to submit a plan to the NYSE demonstrating its ability to achieve compliance with the market capitalization listing standards of Section 802.01B within 18 months of the date of receipt of the NYSE Notice. The Company intends to submit such plan and in the event the NYSE approves the Company’s plan, the Company’s common shares will continue to be listed and traded on the NYSE during this 18-month cure period, subject to NYSE’s discretion. In the event that the Company fails to cure the deficiency by the expiration of the 18-month cure period or the NYSE rejects the Company’s plan, the NYSE will commence suspension and delisting procedures.

The Company has notified the NYSE that it intends to cure this deficiency. Its common stock remains listed on the NYSE under the symbol “GSI,” but will continue to be assigned a “.BC” indicator by the NYSE to signify that the Company is not currently in compliance with the NYSE’s continued listing standards.

ITEM 8.01. OTHER EVENTS.

On October 2, 2013, the Company issued a press release pertaining to the NYSE Notice referenced above. A copy of that press release is attached as Exhibit 99.1 hereto and incorporated into this Item 8.01 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued on October 2, 2013

Note Regarding Forward-Looking Statements

This filing contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements are only predictions and are not guarantees of future performance.  Investors are cautioned that any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings, Inc. and its subsidiaries that my cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements.  Although General Steel Holdings, Inc. believes that the expectations and assumptions reflected in the forward-looking statements are reasonable based on information currently available to its management, General Steel Holdings, Inc. cannot guarantee future results or events.  General Steel Holdings, Inc. expressly disclaims a duty to update any of the forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

General Steel Holdings, Inc.

By:	/s/ John Chen
Name:	John Chen
Title:	Chief Financial Officer

Dated: October 2, 2013